UNITED STATES SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

  Quarterly Report Pursuant to Section 13 or 15 (D) of the Securities Exchange
                                  Act of 1934

                         Date of Report, April 15, 2003
                       (Date of Earliest Event Responded)

                         Commission File number 2-81353

                              CENTER BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

         New Jersey                                        52-1273725
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   (State or other Jurisdiction of                      (I.R.S. Employer
    Incorporation or Organization)                      Identification No.)

                   2455 Morris Avenue, Union New Jersey     07083
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              (Address of Principal executive's offices) (Zip Code)

                                 (908) 688-9500
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              (Registrant's Telephone Number, including area code)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

As described in Item 9 of this Report, the following Exhibit is furnished as part of this Current Report on Form 8-K:

99.1   Press Release of Center Bancorp, Inc. dated April 15, 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

On April 15, 2003, Center Bancorp, Inc. (the "Company") issued a press release regarding results for the three months ended March 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, insofar as they disclose historical information regarding the Company's results of operations for the three months ended March 31, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    Center Bancorp, Inc.

 Date: April 15, 2003               By:  /s/ Anthony C. Weagley
                                    ---------------------------

                                    Name: Anthony C. Weagley
                                    Title: Vice President & Treasurer


Exhibit Index

         Exhibit No.       Description

             99            Press Release of the Company dated April 15, 2003